                                                                   EXHIBIT 10.30



                       AMENDMENT TO THE SERVICES AGREEMENT
                              Dated April 19, 1999

BETWEEN: CYBEROAD.COM (ISLE OF MAN) LIMITED, an Isle of Man corporation ("IOM"); and

BETWEEN: EBANX.COM LIMITED, and Isle of Man corporation ("eBanx");

WHEREAS this Amendment acknowledges that:

      a) the parties hereto agree that the Services Agreement, between the parties hereto, shall bear an effective date of May 1, 1999.

EXECUTION IN COUNTERPART

This instrument may be signed in counterpart, in as many counterparts as may be necessary, each of which shall be deemed to be an original, and each of which shall constitute one and the same instrument, and shall bear the date first written above.

ACKNOWLEDGED AND AGREED TO THIS l8TH DAY OF OCTOBER, 1999 BY:

CYBEROAD.COM (ISLE OF MAN) LIMITED           EBANX.COM LIMITED


  /s/ JOHN COFFEY                               /s/ CALVIN AYRE
--------------------------------------       ----------------------------------
John Coffey,                                 Calvin Ayre,
Director                                     Director